March 16, 2011

                          TOUCHSTONE FUNDS GROUP TRUST

                  TOUCHSTONE HEALTHCARE AND BIOTECHNOLOGY FUND

                 SUPPLEMENT TO PROSPECTUS DATED JANUARY 28, 2011

                    NOTICE OF CLOSURE OF PURCHASES INTO THE
                  TOUCHSTONE HEALTHCARE AND BIOTECHNOLOGY FUND

At a meeting of the Board of Trustees of the Touchstone Healthcare & Biotechnology Fund (the "Fund") held on November 18, 2010, the Trustees approved a proposal to reorganize the Fund into the Touchstone Large Cap Growth Fund. If shareholders of the Fund approve the reorganization proposal, the Fund will liquidate by transferring substantially all of its assets to the Touchstone Large Cap Growth Fund.

The Class A and Class C shares of the Fund are closed to all new and subsequent investments effective as of the close of business on November 26, 2010, except that the Fund may continue to accept systematic contributions from defined contribution and similar plans until such time as it is administratively feasible to terminate these arrangements. If you participate in an Automatic Investment Plan, automatic deductions will no longer be made from your bank account on or after November 29, 2010.You may obtain additional information by calling Touchstone at 1-800-543-0407.

              303 Broadway o Suite 1100 o Cincinnati, OH 45202-4203
                Ph: 800.543.0407 o www.TouchstoneInvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member FINRA and SIPC
                A Member of Western & Southern Financial Group(R)


               Please retain this Supplement for future reference.
                                                       TSF-56-TFGT-THBCX-S4-1101